OPPENHEIMER International Diversified Fund Summary Prospectus August 27, 2010
NYSE Ticker Symbols
Class A	OIDAX
Class B	OIDBX
Class C	OIDCX
Class N	OIDNX
Class Y	OIDYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/InternationalDiversifiedFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated August 27, 2010, and pages 8 through 27 of its most recent Annual Report, dated April 30, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/InternationalDiversifiedFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks high total return through both capital appreciation and income. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of this Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 24 of the prospectus and in the sections "How to Buy Shares" beginning on page 68 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.30%	0.57%	0.31%	0.39%	0.16%
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	1.40%	2.42%	2.16%	1.74%	1.01%
Fee Waiver and Expense Reimbursement*	0.00%	(0.16)%	0.00%	(0.04)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.40%	2.26%	2.16%	1.70%	1.01%

*The Fund's transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. This voluntary expense limitation may be amended or withdrawn after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169	$710	$996	$1,302	$2,169
Class B Shares	$732	$1,048	$1,491	$2,280	$232	$748	$1,291	$2,280
Class C Shares	$321	$683	$1,172	$2,519	$221	$683	$1,172	$2,519
Class N Shares	$274	$549	$948	$2,066	$174	$549	$948	$2,066
Class Y Shares	$104	$323	$561	$1,242	$104	$323	$561	$1,242

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds." The Underlying Funds mainly invest in foreign equity or debt securities, which are securities of companies organized under the laws of a foreign country, or with a substantial portion of their operations, assets, revenue or profits from businesses, investments or sales outside the United States or securities traded primarily in foreign securities markets. Certain Underlying Funds may invest 100% of their assets in securities of foreign companies. Some Underlying Funds may invest in emerging or developing markets as well as in developed markets throughout the world. From time to time an Underlying Fund may place greater emphasis on investing in one or more particular industry or region. Under normal market conditions, the Fund will invest in shares of some or all of the following Oppenheimer global or international funds (and their current target investment allocations in parenthesis) that were chosen based on the Manager's determination that they could provide growth of capital and/or investment income:

  Oppenheimer Developing Markets Fund (10%)

  Oppenheimer Global Opportunities Fund (0%)

  Oppenheimer International Bond Fund (10%)

  Oppenheimer International Growth Fund (32.5%)

  Oppenheimer International Small Company Fund (15%)

  Oppenheimer Master International Value Fund, LLC (32.5%)*

  Oppenheimer Quest International Value Fund (0%)*

*As of July 31, 2010 the Fund's investment in Oppenheimer Master International Value Fund, LLC represented 19.84% of the Fund's invested assets and the Fund's investment in Oppenheimer Quest International Value Fund represented 13.01% of the Fund's invested assets.

The Fund will typically invest in a minimum of three of the Underlying Funds and will not invest more than 50% of its net assets in any single Underlying Fund. The Manager may change the weightings in the Underlying Funds at any time, without prior approval from or notice to shareholders. "Normal market conditions" are when securities markets and economic conditions are not unstable or adverse, in the judgment of the Manager.

The Manager will monitor the markets and allocate assets among the Underlying Funds based on changing market conditions and investment opportunities. In determining how much of the Fund's assets to invest in an Underlying Fund, the Manager will seek to diversify the Fund's investments internationally and among different investment styles, larger and smaller market capitalizations and between developed and emerging markets. The Fund may change its emphasis on equity or fixed-income investments at times based on the Manager's evaluation of the probable direction of interest rate changes. The Fund may also change its allocations based on the Manager's evaluation of economic factors that it believes are not reflected in particular markets in which one or more of the Underlying Funds invest or on current or anticipated changes in currency valuations.

The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This will generally occur at times when the Fund is unable to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invests or from poor Underlying Fund selection or asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

     The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 56 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1-800-225-5677.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

       Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return through both capital appreciation and income from a variety of global and international investments. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for foreign investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of three broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/InternationalDiversifiedFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 31.79% (2nd Qtr 09) and the lowest return was -20.90% (3rd Qtr 08). For the period from January 1, 2010 to June 30, 2010, the cumulative return before sales charges and taxes was -6.69%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years (or life of class, if less)
Class A Shares (inception 09/27/05)
Return Before Taxes	40.86%	3.95%
Return After Taxes on Distributions	40.44%	3.08%
Return After Taxes on Distributions and Sale of Fund Shares	27.12%	3.07%
Class B Shares (inception 09/27/05)	43.33%	4.10%
Class C Shares (inception 09/27/05)	47.31%	4.62%
Class N Shares (inception 09/27/05)	48.12%	5.11%
Class Y Shares (inception 09/27/05)	50.11%	5.83%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses or taxes)	41.45%	4.13%*
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	2.06%*
MSCI World Index (reflects no deduction for fees, expenses or taxes)	29.99%	0.92%*

*From 9/30/05

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager. George R. Evans has been Vice President and a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

   Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer International Diversified Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/InternationalDiversifiedFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0195.001.0810